Exhibit 99.1

Cash America Announces That Fourth Quarter Earnings Exceed Expectations and Increased over 100% and Declares Dividend

FORT WORTH, Texas--(BUSINESS WIRE)--January 28, 2010--Cash America International, Inc. (NYSE: CSH) reported today that its fourth quarter ended December 31, 2009 net income attributable to the Company increased 107% to $33,683,000 ($1.09 per share) compared to $16,267,000 (54 cents per share) for the fourth quarter of 2008. The results for the fourth quarter of 2009 exceeded the top-end of the Company’s previously released guidance for earnings per share of between 94 cents and $1.02, published in its October 22, 2009 press release. The earnings for the fourth quarter of 2008 included unusual items totaling $6,041,000 after taxes (20 cents per share), related to the closure of cash advance locations, severance and management realignment expenses. Net income attributable to the Company for the fourth quarter of 2009 was up 51% year over year when adding back the one-time and unusual items to the fourth quarter 2008 results.

During the fourth quarter of 2009, the Company reported a 16% increase in total revenue, which reached $323,697,000, up from $279,731,000 in the same period in 2008. Higher balances of pawn loans outstanding and cash advance loans written generated increased revenue from these products and contributed the largest share of the growth in total revenue during the fourth quarter. In addition, merchandise sales rose 9% in the fourth quarter of 2009 compared to the same period in 2008 adding to the top line growth for the period. Gross profit margin on the disposition of merchandise was also higher year over year, boosted during the quarter by the higher market price for gold compared to the same period in 2008. The increase in gross profit contribution and the higher revenue from lending activities produced a 20% increase in the Company’s net revenue.

Income from operations reached $58.5 million, up 82% in the fourth quarter of 2009 compared to the same period in 2008 as the growth in net revenue and lower levels of loan losses, in both the storefront and online cash advance distribution channels, combined to achieve the substantial increase in operating income. Excluding the additional costs incurred in 2008, mentioned above, income from operations increased 44%.

Commenting on the results of the quarter, Daniel R. Feehan, President and Chief Executive Officer of Cash America said, “We were able to execute efficiently with all of our loan products in the quarter as demand surged resulting in higher balances outstanding. In addition, we emphasized the sale of merchandise at our retail locations and the liquidation of gold through the open market. Both avenues of sales were successful in the quarter, helping to balance an efficient mix of loans and merchandise as we enter the first quarter of 2010. Mr. Feehan added, “We are also excited that the growth in the earnings for the quarter was achieved with the burden of 69 de novo pawn lending locations added during the year representing the largest single year growth in new pawn locations in the history of Cash America.”

Total revenue for the fiscal year ended December 31, 2009, increased 9% to $1.12 billion, up from $1.03 billion in 2008. Cash America finished fiscal year 2009 with net income of $96,678,000 ($3.17 per share), which was above the top-end of the Company’s previously issued guidance of between $3.00 and $3.08 per share. This compares to $81,140,000 ($2.70 per share) for the full fiscal year ended in 2008. The 2008 earnings include the one-time and unusual charges of $6.0 million after taxes (20 cents per share) discussed above.

Cash America will conduct a conference call to discuss its fourth quarter earnings Thursday, January 28, 2010, at 7:30 AM CST. A live web cast of the call will be available on the Company’s corporate web site in the Investor Relations section (www.cashamerica.com). To listen to the live call, please go to the web site at least fifteen minutes early to register, download, and install any necessary audio software. A replay will be available on the Company’s web site for 90 days following the conference call.

Additionally, the Company announced that the Board of Directors, at its regularly scheduled quarterly meeting, declared a $0.035 (3.5 cents) per share cash dividend on common stock outstanding. The dividend will be paid at the close of business on February 24, 2010 to shareholders of record on February 10, 2010.

Outlook for the First Quarter of 2010 and the 2010 Fiscal Year

Management believes that the opportunities for sustained growth in revenue and earnings will be largely associated with the customer demand for the credit products provided by the Company, which primarily take the form of pawn loans and short-term cash advances. Other elements expected to affect the growth in revenue include the potential impact of the regulatory governance of loan products, the continued growth and development of the Mexican pawn operations and the development and expansion of the Company’s online and card based distribution channels. Management believes that demand for its credit products will continue to expand in 2010. First quarter 2010 results could be influenced by the timing of federal income tax refunds to the Company’s customers. At this point management assumes that refunds will occur on schedule and consistent with prior years. Based on the preceding factors management believes that the first quarter of 2010 will produce between 89 and 94 cents in earnings per share compared to 79 cents in the first quarter of 2009. Management updates and raises its previously reported expectations for its fiscal year 2010 earnings per share to a range of between $3.50 and $3.65 which compares to actual full year 2009 earnings per share of $3.17.

About the Company

As of December 31, 2009, Cash America International, Inc. had 1,048 total locations offering specialty financial services to consumers, including 676 pawn lending locations (including 9 unconsolidated franchised locations) consisting of 500 locations operating in 22 states in the United States under the names “Cash America Pawn” and “SuperPawn” and 176 pawn lending locations, of which the Company is a majority owner, operating in 20 states in central and southern Mexico under the name “Prenda Fácil.” In addition, as of December 31, 2009, the Company had 246 cash advance storefront locations operating in six states in the United States under the names “Cash America Payday Advance” and “Cashland” and 121 unconsolidated franchised and five Company-owned check cashing centers operating in 16 states in the United States under the name “Mr. Payroll.” Additionally, as of December 31, 2009, the Company offered short-term cash advances over the Internet to customers in 32 states in the United States at http://www.cashnetusa.com, in the United Kingdom at http://www.quickquid.co.uk, in Australia at http://www.dollarsdirect.com.au, and in Ontario, Canada at http://www.dollarsdirect.ca. The Company also owns a card services business that processes cash advances on behalf of a third-party lender with balances outstanding in all 50 states and one other United States territory as of December 31, 2009.

For additional information regarding the Company and the services it provides, visit the Company’s websites located at:

http://www.cashamerica.com	http://www.quickquid.co.uk
http://www.cashnetusa.com	http://www.dollarsdirect.com.au
http://www.enovafinancial.com	http://www.dollarsdirect.ca
http://www.cashlandloans.com	http://www.strikegoldnow.com

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This release contains forward-looking statements about the business, financial condition and prospects of Cash America International, Inc. and its subsidiaries (the “Company”). The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including, without limitation, changes in pawn, consumer credit, tax and other laws and governmental rules and regulations applicable to the Company's business, changes in demand for the Company's services, the continued acceptance of the online distribution channel by the Company’s cash advance customers, the actions of third parties who offer products and services to or for the Company, fluctuations in the price of gold, changes in competition, the ability of the Company to open new operating units in accordance with its plans, changes in economic conditions, real estate market fluctuations, interest rate fluctuations, changes in foreign currency exchange rates, changes in the capital markets, the ability to successfully integrate newly acquired businesses into the Company’s operations, the loss of services of any of the Company’s executive officers, the effect of any current or future litigation proceedings on the Company, acts of God, war or terrorism, pandemics and other events, the effect of any of such changes on the Company’s business or the markets in which it operates and other risks and uncertainties indicated in the Company's filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, terms such as “believes,” “estimates,” “should,” “could,” “would,” “plans,” “expects,” “anticipates,” “may,” “forecasts,” “projects” and similar expressions and variations as they relate to the Company or its management are intended to identify forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date of this release.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
HIGHLIGHTS OF CONSOLIDATED RESULTS OF OPERATIONS
(in thousands, except per share data)

	Three months ended		Year Ended
	December 31,		December 31,
	2009	2008	2009	2008
Consolidated Operations:
Total revenue	$323,697	$279,731	$1,120,390	$1,030,794
Net revenue	228,998	190,661	796,113	735,434
Total operating expenses	170,454	158,512	620,461	586,728

Income from operations	$58,544	$32,149	$175,652	$148,706

Income before income taxes	53,192	27,108	154,716	132,803

Net Income	$34,144	$16,313	$97,936	$81,186

Less: Net income attributable to the noncontrolling interest	(461)	(46)	(1,258)	(46)

Net Income Attributable to Cash America International, Inc.	$33,683	$16,267	$96,678	$81,140

Earnings per share:

Net Income attributable to Cash America International, Inc. common stockholders:

Basic	$1.14	$0.55	$3.26	$2.77
Diluted	$1.09	$0.54	$3.17	$2.70

Weighted average shares:
Basic	29,475	29,344	29,639	29,327
Diluted	31,013	30,074	30,503	30,092

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)

	December 31,
	2009	2008
	(Unaudited)

Assets
Current assets:
Cash and cash equivalents	$46,004	$30,005
Pawn loans	188,312	168,747
Cash advances, net	108,789	83,850
Merchandise held for disposition, net	113,824	109,493
Finance and service charges receivable	36,544	33,063
Income taxes receivable	-	2,606
Other receivables and prepaid expenses	32,129	15,480
Deferred tax assets	21,536	22,037
Total current assets	547,138	465,281
Property and equipment, net	193,737	185,887
Goodwill	493,492	494,192
Intangible assets, net	27,793	35,428
Other assets	7,495	5,722
Total assets	$1,269,655	$1,186,510

Liabilities and Equity
Current liabilities:
Accounts payable and accrued expenses	$87,368	$79,759
Accrued supplemental acquisition payment	2,291	47,064
Customer deposits	8,837	8,814
Income taxes currently payable	8,699	-
Current portion of long-term debt	25,493	15,810
Total current liabilities	132,688	151,447
Deferred tax liabilities	42,590	27,575
Noncurrent income tax payable	2,009	3,050
Other liabilities	5,479	2,359
Long-term debt	403,690	422,344
Total liabilities	586,456	606,775

Equity:
Cash America International, Inc. equity:
Common stock, $.10 par value per share, 80,000,000 shares authorized, 30,235,164 shares issued	3,024	3,024
Additional paid-in capital	166,761	160,007
Retained earnings	532,805	440,252
Accumulated other comprehensive income (loss)	1,181	(3,964)
Treasury shares, at cost (933,082 shares and 818,772 shares) at December 31, 2009 and 2008, respectively	(26,836)	(24,278)
Total Cash America International, Inc. stockholders’ equity	676,935	575,041
Noncontrolling interest	6,264	4,694
Total equity	683,199	579,735
Total liabilities and equity	$1,269,655	$1,186,510

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME (in thousands, except per share data)

	Three months ended		Year Ended
	December 31,		December 31,
	2009	2008	2009	2008
	(Unaudited)

Revenue
Finance and service charges	$64,019	$51,207	$231,178	$184,995
Proceeds from disposition of merchandise	148,017	135,466	502,736	465,655
Cash advance fees	108,737	89,993	371,856	364,603
Check cashing fees, royalties and other	2,924	3,065	14,620	15,541
Total Revenue	323,697	279,731	1,120,390	1,030,794
Cost of Revenue
Disposed merchandise	94,699	89,070	324,277	295,360
Net Revenue	228,998	190,661	796,113	735,434
Expenses
Operations	98,843	87,190	360,127	330,744
Cash advance loss provision	39,174	37,906	130,816	140,723
Administration	21,801	21,721	87,929	75,610
Depreciation and amortization	10,636	11,695	41,589	39,651
Total Expenses	170,454	158,512	620,461	586,728
Income from Operations	58,544	32,149	175,652	148,706
Interest expense	(5,216)	(4,988)	(20,807)	(15,993)
Interest income	3	47	29	267
Foreign currency transaction gain (loss)	(139)	(100)	(158)	(177)
Income before Income Taxes	53,192	27,108	154,716	132,803
Provision for income taxes	19,048	10,795	56,780	51,617
Net Income	34,144	16,313	97,936	81,186
Less: Net income attributable to the noncontrolling interest	(461)	(46)	(1,258)	(46)
Net Income Attributable to Cash America International, Inc.	$33,683	$16,267	$96,678	$81,140
Earnings Per Share:
Net Income attributable to Cash America International, Inc. common stockholders:
Basic	$1.14	$0.55	$3.26	$2.77
Diluted	$1.09	$0.54	$3.17	$2.70
Weighted average common shares outstanding:
Basic	29,475	29,344	29,639	29,327
Diluted	31,013	30,074	30,503	30,092

Dividends declared per common share	$0.035	$0.035	$0.140	$0.140

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES FINANCIAL AND OPERATING DATA (in thousands, except where otherwise noted)

	Three months ended		Year Ended
	December 31,		December 31,
	2009	2008	2009	2008
Location statistics

Pawn segment locations in operation – (e)
Beginning of period, owned	645	487	598	485
Acquired	2	112	3	113
Start-ups	20	-	69	1
Combined or closed	-	(1)	(3)	(1)
End of period, owned	667	598	667	598
Franchise locations at end of period (a)	9	15	9	15
Total pawn lending locations at end of period (a) (e)	676	613	676	613
Average number of owned pawn lending locations (a) (e)	656	515	631	495

Cash advance segment locations in operation (excludes online lending and card services) –
Beginning of period	248	290	248	304
Combined or closed	(2)	(42)	(2)	(56)
End of period	246	248	246	248
Average number of cash advance locations	247	274	248	292

Check cashing segment locations –
Company-owned locations at end of period	6	5	6	5
Franchised locations at end of period (a)	120	128	120	128
Total check cashing centers in operation at end of period (a)	126	133	126	133
Combined total of all locations at end of period (a)	1,048	994	1,048	994

Services offered by location

Pawn lending –
Pawn lending segment:
Domestic	491	486	491	486
Foreign (e)	176	112	176	112
Franchise – domestic (a)	9	15	9	15
Combined pawn lending segment (e)	676	613	676	613
Cash advance segment – storefront operations	150	-	150	-
Total locations offering pawn lending (a) (e)	826	613	826	613

Cash advances –
Cash advance segment – storefront operations	246	248	246	248
Pawn lending segment – domestic	434	431	434	431
Total locations offering cash advances	680	679	680	679

Check cashing –
Check cashing segment
Company-owned locations	6	5	6	5
Franchised locations (a)	120	128	120	128
Total check cashing segment (a)	126	133	126	133
Cash advance segment – storefront operations	246	248	246	248
Pawn lending segment – domestic	389	401	389	401
Total locations offering check cashing (a)	761	782	761	782

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES FINANCIAL AND OPERATING DATA (in thousands, except where otherwise noted)

	Three months ended		Year Ended
	December 31,		December 31,
	2009	2008	2009	2008
Market coverage
Market coverage for pawn lending segment at end of period
States in the U.S	22	22	22	22
Foreign countries (e)	1	1	1	1
Market coverage for cash advance segment at end of period(c)
States and other U.S. territories
Storefront	6	6	6	6
Online	33	33	33	33
Card services	53	48	53	48
Foreign countries
Online	3	1	3	1
Pawn Lending Activities(f)
Annualized yield on pawn loans -
Pawn lending segment:
Domestic	131.9%	128.9%	131.8%	129.0%
Foreign (e)	154.4%	126.3%	149.6%	103.1%
Combined pawn lending segment (e)	134.8%	128.8%	133.9%	128.8%
Cash advance segment – storefront operations	77.1%	-%	82.0%	-%
Combined annualized yield on pawn loans (e)	134.2%	128.8%	133.6%	128.8%
Amount of pawn loans written and renewed -
Pawn lending segment:
Domestic	$159,787	$148,949	$624,966	$591,502
Foreign (e)	33,794	3,313	106,569	3,313
Combined pawn lending segment (e)	$193,581	$152,262	$731,535	$594,815
Cash advance segment – storefront operations	1,576	-	4,230	-
Combined amount of pawn loans written and renewed (e)	$195,157	$152,262	$735,765	$594,815
Average pawn loan balance outstanding -
Pawn lending segment:
Domestic	$163,280	$153,948	$151,892	$142,400
Foreign (e)	24,187	4,168	20,250	1,283
Combined pawn lending segment (e)	$187,467	$158,116	$172,142	$143,683
Cash advance segment – storefront operations	1,750	-	908	-
Combined average pawn loan balance outstanding (e)	$189,217	$158,116	$173,050	$143,683
Ending pawn loan balance -
Pawn lending segment:
Domestic	$162,392	$152,074	$162,392	$152,074
Foreign (e)	23,985	16,673	23,985	16,673
Combined pawn lending segment (e)	$186,377	$168,747	$186,377	$168,747
Cash advance segment – storefront operations	1,935	-	1,935	-
Combined ending pawn loan balance (e)	$188,312	$168,747	$188,312	$168,747
Ending pawn loan balance per location offering pawn loans -
Pawn lending segment :
Domestic	$331	$313	$331	$313
Foreign (e)	$136	$149	$136	$149
Combined pawn lending segment (e)	$279	$282	$279	$282
Cash advance segment - storefront operations	$13	$-	$13	$-
Combined ending pawn loan balance per location offering pawn loans (e)	$230	$282	$230	$282

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES FINANCIAL AND OPERATING DATA (in thousands, except where otherwise noted)

	Three months ended				Year Ended
	December 31,				December 31,
	2009		2008		2009		2008
Average pawn loan amount at end of period (not in thousands) -
Pawn lending segment:
Domestic	$126		$125		$126		$125
Foreign (e)	$116		$90		$116		$90
Combined pawn lending segment (e)	$125		$120		$125		$120
Cash advance segment – storefront operations	$113		$-		$113		$-
Combined average pawn loan amount at end of period (e)	$125		$120		$125		$120

Disposition of merchandise – domestic –
Profit margin on disposition of merchandise
Pawn lending segment – domestic	35.9%		34.3%		35.5%		36.6%
Cash advance segment – storefront operations	38.4%		-%		36.7%		-%
Combined profit margin on disposition of merchandise	36.0%		34.3%		35.5%		36.6%
Combined average annualized merchandise turnover	3.2	x	3.2	x	2.9	x	2.9	x

Disposition of merchandise - pawn lending segment – domestic -
Average annualized merchandise turnover	3.1	x	3.2	x	2.9	x	2.9	x
Average balance of merchandise held for disposition per average location in operation	$240		$229		$223		$210
Ending balance of merchandise held for disposition per location in operation	$230		$225		$230		$225

Cash advance activities(f)

Amount of cash advances written –(a) (c)
Funded by the Company
Cash advance segment:
Storefront	$185,658		$137,359		$645,673		$586,929
Internet lending	186,783		183,934		696,821		727,652
Total cash advance segment	$372,441		$321,293		$1,342,494		$1,314,581
Pawn lending segment - domestic	16,469		15,832		60,393		59,061
Combined funded by the Company	$388,910		$337,125		$1,402,887		$1,373,642

Funded by third-party lenders (a) (b)
Cash advance segment:
Storefront	$25,405		$13,599		$90,215		$85,184
Internet lending	195,940		121,497		581,740		449,221
Card services	64,385		14,694		140,508		22,198
Total cash advance segment	$285,730		$149,790		$812,463		$556,603
Pawn lending segment - domestic	34,946		35,048		130,434		146,330
Combined funded by third-party lenders (a) (b)	$320,676		$184,838		$942,897		$702,933

Aggregate amount of cash advances written - (a) (c)
Cash advance segment:
Storefront	$211,063		$150,958		$735,888		$672,113
Internet lending	382,723		305,431		1,278,561		1,176,873
Card services	64,385		14,694		140,508		22,198
Total cash advance segment	$658,171		$471,083		$2,154,957		$1,871,184
Pawn lending segment - domestic	51,415		50,880		190,827		205,391
Combined aggregate amount of cash advances written(a) (c)	$709,586		$521,963		$2,345,784		$2,076,575

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES FINANCIAL AND OPERATING DATA (in thousands, except where otherwise noted)

	Three months ended		Year Ended
	December 31,		December 31,
	2009	2008	2009	2008
Number of cash advances written (not in thousands) –
Funded by the Company
Cash advance segment:
Storefront	414,368	365,420	1,453,245	1,632,631
Internet lending	460,896	445,194	1,731,164	1,722,689
Total cash advance segment	875,264	810,614	3,184,409	3,355,320
Pawn lending segment – domestic	50,059	48,750	184,110	186,268
Combined by the Company	925,323	859,364	3,368,519	3,541,588
Funded by third-party lenders (a) (b)
Cash advance segment:
Storefront	41,628	23,121	150,659	150,772
Internet lending	285,558	174,940	825,890	668,074
Card services	377,970	88,675	894,206	129,634
Total cash advance segment	705,156	286,736	1,870,755	948,480
Pawn lending segment - domestic	65,158	69,850	243,608	306,521
Combined by third-party lenders (a) (b)	770,314	356,586	2,114,363	1,255,001
Aggregate number of cash advances written - (a) (c)
Cash advance segment:
Storefront	455,996	388,541	1,603,904	1,783,403
Internet lending	746,454	620,134	2,557,054	2,390,763
Card services	377,970	88,675	894,206	129,634
Total cash advance segment	1,580,420	1,097,350	5,055,164	4,303,800
Pawn lending segment - domestic	115,217	118,600	427,718	492,789
Combined aggregate number of cash advances written (a) (c)	1,695,637	1,215,950	5,482,882	4,796,589
Cash advance customer balances (gross):
Owned by Company (d)
Cash advance segment:
Storefront	$45,226	$39,223	$45,226	$39,223
Internet lending	72,600	55,729	72,600	55,729
Card services	11,553	3,551	11,553	3,551
Total cash advance segment	$129,379	$98,503	$129,379	$98,503
Pawn lending segment - domestic	6,760	6,842	6,760	6,842
Combined owned by the Company(d)	$136,139	$105,345	$136,139	$105,345
Owned by third-party lenders (a) (b)
Cash advance segment :
Storefront	$4,730	$4,532	$4,730	$4,532
Internet lending	38,174	23,018	38,174	23,018
Card services	1,284	237	1,284	237
Total cash advance segment	$44,188	$27,787	$44,188	$27,787
Pawn lending segment - domestic	6,958	7,395	6,958	7,395
Combined owned by third-party lenders (a) (b)	$51,146	$35,182	$51,146	$35,182
Aggregate cash advance customer balances (gross) - (a) (c)
Cash advance segment:
Storefront	$49,956	$43,755	$49,956	$43,755
Internet lending	110,774	78,747	110,774	78,747
Card services	12,837	3,788	12,837	3,788
Total cash advance segment	$173,567	$126,290	$173,567	$126,290
Pawn lending segment - domestic	13,718	14,237	13,718	14,237
Combined aggregate cash advance customer balances (gross) (a) (c)	$187,285	$140,527	$187,285	$140,527

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES FINANCIAL AND OPERATING DATA (in thousands, except where otherwise noted)

	Three months ended		Year Ended
	December 31,		December 31,
	2009	2008	2009	2008
Average amount per cash advance written (not in thousands) -
Funded by the Company
Cash advance segment:
Storefront	$448	$376	$444	$359
Internet lending	$405	$413	$403	$422
Total cash advance segment	$426	$396	$422	$392
Pawn lending segment - domestic	$329	$325	$328	$317
Combined by the Company	$420	$392	$416	$388
Funded by third-party lenders (a) (b)
Cash advance segment
Storefront	$610	$588	$599	$565
Internet lending	$686	$695	$704	$672
Card services	$170	$166	$157	$171
Total cash advance segment	$405	$522	$434	$587
Pawn lending segment - domestic	$536	$502	$535	$477
Combined by third-party lenders (a) (b)	$416	$518	$446	$560
Aggregate average amount per cash advance written -(a) (c)
Cash advance segment:
Storefront	$463	$389	$459	$377
Internet lending	$513	$493	$500	$492
Card services	$170	$166	$157	$171
Total cash advance segment	$416	$429	$426	$435
Pawn lending segment - domestic	$446	$429	$446	$417
Combined aggregate average amount per cash advance written(a) (c)	$418	$429	$428	$433
Check cashing
Face amount of checks cashed -
Company-owned locations:
Check cashing segment	$5,554	$7,165	$22,902	$29,487
Cash advance segment	29,500	36,099	150,227	187,787
Pawn lending segment	5,376	7,716	23,683	35,199
Combined company-owned locations	40,430	50,980	196,812	252,473
Franchised locations - check cashing segment (a)	226,365	282,044	1,017,036	1,250,044
Combined face amount of checks cashed (a)	$266,795	$333,024	$1,213,848	$1,502,517
Fees collected from customers -
Company-owned locations:
Check cashing segment	$67	$87	$311	$400
Cash advance segment	690	840	3,703	4,911
Pawn lending segment	94	140	431	646
Combined company-owned locations	851	1,067	4,445	5,957
Franchised locations - check cashing segment (a)	3,219	3,885	14,507	17,625
Combined fees collected from customers (a)	$4,070	$4,952	$18,952	$23,582
Fees as a percentage of checks cashed -
Company-owned locations:
Check cashing segment	1.2%	1.2%	1.4%	1.4%
Cash advance segment	2.3	2.3	2.5	2.6
Pawn lending segment	1.7	1.8	1.8	1.8
Combined company-owned locations	2.1	2.1	2.3	2.4
Franchised locations - check cashing segment(a)	1.4	1.4	1.4	1.4
Combined fees as a percentage of checks cashed (a)	1.5%	1.5%	1.6%	1.6%

	CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES FINANCIAL AND OPERATING DATA (in thousands, except where otherwise noted)
		Three months ended		Year Ended
		December 31,		December 31,
		2009	2008	2009	2008
	Average check cashed (not in thousands) –
	Company-owned locations:
	Check cashing segment	$392	$402	$415	$405
	Cash advance segment	$497	$452	$562	$502
	Pawn lending segment	$341	$430	$392	$463
	Combined company-owned locations	$453	$441	$514	$483
	Franchised locations – check cashing segment (a)	$411	$423	$446	$455
	Combined average check cashed(a)	$417	$423	$450	$454

a)

Non-generally accepted accounting principles in the United States (“non-GAAP”) presentation.  Management believes that information provided with this level of detail is meaningful and useful in understanding the activities and business metrics of the Company’s operations.  The non-GAAP financial measure is provided immediately following its most comparable generally accepted accounting principles accepted in the United States ("GAAP") amount and can be reconciled to its most comparable GAAP amount through the presentation of the financial information above.

b)

Includes (i) cash advances written by third-party lenders that were arranged by the Company on behalf of the third-party lenders through a CSO Program offered in certain states in the Company’s storefront and online distribution channels, and (ii) line of credit advances issued by a third-party lender utilizing the Company’s card services distribution channel to process these cash advances under a line of credit offered by such lender on certain stored-value and payroll cards issued by such lender.  In its card services distribution channel, the Company acquires a participation interest in the receivables generated by the third party lender; and cash advance fees associated with the Company’s card services activities include revenue from the Company’s participation interest in the line of credit receivables generated by the third party lender, as well as marketing, processing and other miscellaneous fee income. (Note: The Company did not commence business in the card services distribution channel until the third quarter of 2008).

c)	Includes cash advances written by the Company as well as the cash advance products described in footnote (b) above.
d)	Amounts recorded in the Company’s consolidated financial statements.
e)	Includes Prenda Fácil locations from the date of acquisition of December 16, 2008.
f)	Excludes franchised locations.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES CONSOLIDATED CASH ADVANCES OUTSTANDING AND RELATED ALLOWANCE FOR LOSSES (in thousands)
			December 31,
			2009	2008

Funded by the Company (a)
Active cash advances and fees receivable			$87,710	$69,443
Cash advances and fees in collection			20,055	21,147
Total funded by the Company (a)			107,765	90,590
Funded by third-party lenders(b) (c)
Active cash advances and fees receivable			61,242	37,458
Cash advances and fees in collection			18,278	12,479
Total funded by third-party lenders(b) (c)			79,520	49,937
Combined gross portfolio of cash advances and fees receivable(b) (d)			187,285	140,527
Less: Elimination of cash advances owned by third-party lenders			51,146	35,182
Company-owned cash advances and fees receivable, gross			136,139	105,345
Less: Allowance for losses			27,350	21,495
Cash advances and fees receivable, net			$108,789	$83,850
	Three Months Ended		Year Ended
	December 31,		December 31,
	2009	2008	2009	2008
Allowance for losses for Company-owned cash advances
Balance at beginning of period	$24,688	$25,301	$21,495	$25,676
Cash advance loss provision	39,046	37,728	130,007	140,416
Charge-offs	(42,405)	(47,140)	(144,295)	(170,585)
Recoveries	6,021	5,606	20,143	25,988

Balance at end of period	$27,350	$21,495	$27,350	$21,495

Accrual for third-party lender-owned cash advances
Balance at beginning of period	$2,816	$1,957	$2,135	$1,828
(Decrease) increase in loss provision	128	178	809	307

Balance at end of period	$2,944	$2,135	$2,944	$2,135
Combined cash advance loss provision	$39,174	$37,906	$130,816	$140,723

Charge-offs (net of recoveries)	$36,384	$41,534	$124,152	$144,597
Combined cash advance loss provision as a % of combined cash advances written(b)	5.5%	7.3%	5.6%	6.8%
Charge-offs (net of recoveries) as a % of combined cash advances written(b)	5.1%	8.0%	5.3%	7.0%
Combined allowance for losses and accrued third-party lender losses as a % of combined gross portfolio(b)	16.2%	16.8%	16.2%	16.8%

(a)			Cash advances written by the Company in its pawn and cash advance locations and through the internet distribution channel.
(b)			Non-GAAP presentation. Management evaluates the cash advance portfolio on an aggregate basis including the loss provision for the Company-owned and the third-party lender-owned portfolio that the Company guarantees. The non-GAAP financial measure is provided immediately following its most comparable GAAP amount and can be reconciled to its most comparable GAAP amount through the presentation of the financial information above.
(c)			Cash advances written by third-party lenders that were marketed, processed, or arranged by the Company on behalf of the third-party lenders, all at the Company’s pawn and cash advance locations and through the internet and card services distribution channels. (Note: The Company commenced business in the card services distribution channel in the third quarter of 2008.)
(d)			Includes (i) cash advances written by the Company, and (ii) cash advances written by third-party lenders that were marketed, processed or arranged, by the Company on behalf of the third-party lenders, all at the Company’s pawn and cash advance locations and through the Company’s internet and card services distribution channels. (Note: The Company commenced business in the card services distribution channel in the third quarter of 2008.)

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES INCOME FROM OPERATIONS BY OPERATING SEGMENT THREE MONTHS AND YEAR ENDED DECEMBER 31, 2009 AND 2008 (in thousands)

The Company has three reportable operating segments: pawn lending, cash advance and check cashing.  The cash advance and check cashing segments are managed separately due to the different operational strategies required and, therefore, are reported as separate segments.  For comparison purposes, all prior periods in the tables below reflect current classification of administrative and operating expenses.

	Pawn Lending (1)	Cash Advance (2)	Check Cashing	Consolidated

Three months ended December 31, 2009
Revenue
Finance and service charges	$63,678	$341	$-	$64,019
Proceeds from disposition of merchandise	142,241	5,776	-	148,017
Cash advance fees	8,279	100,458	-	108,737
Check cashing fees, royalties and other	892	1,434	598	2,924
Total revenue	215,090	108,009	598	323,697
Cost of revenue – disposed merchandise	91,139	3,560	-	94,699
Net revenue	123,951	104,449	598	228,998
Expenses
Operations	62,988	35,544	311	98,843
Cash advance loss provision	2,041	37,133	-	39,174
Administration	10,042	11,541	218	21,801
Depreciation and amortization	7,567	3,032	37	10,636
Total expenses	82,638	87,250	566	170,454
Income from operations	$41,313	$17,199	$32	$58,544
As of December 31, 2009
Total assets	$781,346	$481,772	$6,537	$1,269,655
Goodwill	$206,635	$281,547	$5,310	$493,492

	Pawn Lending (1)	Cash Advance (2)	Check Cashing	Consolidated

Three months ended December 31, 2008
Revenue
Finance and service charges	$51,207	$-	$-	$51,207
Proceeds from disposition of merchandise	134,679	787	-	135,466
Cash advance fees	8,326	81,667	-	89,993
Check cashing fees, royalties and other	774	1,539	752	3,065
Total revenue	194,986	83,993	752	279,731
Cost of revenue – disposed merchandise	88,535	535	-	89,070
Net revenue	106,451	83,458	752	190,661
Expenses
Operations	55,714	31,185	291	87,190
Cash advance loss provision	2,236	35,670	-	37,906
Administration	13,053	8,374	294	21,721
Depreciation and amortization	6,154	5,484	57	11,695
Total expenses	77,157	80,713	642	158,512
Income from operations	$29,294	$2,745	$110	$32,149
As of December 31, 2008
Total assets	$726,747	$453,047	$6,716	$1,186,510
Goodwill	$205,009	$283,873	$5,310	$494,192

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES INCOME FROM OPERATIONS BY OPERATING SEGMENT THREE MONTHS AND YEAR ENDED DECEMBER 31, 2009 AND 2008 (in thousands)

	Pawn Lending (1)	Cash Advance (2)	Check Cashing	Consolidated

Year Ended December 31, 2009
Revenue
Finance and service charges	$230,433	$745	$-	$231,178
Proceeds from disposition of merchandise	488,402	14,334	-	502,736
Cash advance fees	31,420	340,436	-	371,856
Check cashing fees, royalties and other	3,971	7,870	2,779	14,620
Total revenue	754,226	363,385	2,779	1,120,390
Cost of revenue – disposed merchandise	315,198	9,079	-	324,277
Net revenue	439,028	354,306	2,779	796,113
Expenses
Operations	236,405	122,541	1,181	360,127
Cash advance loss provision	7,109	123,707	-	130,816
Administration	42,721	44,246	962	87,929
Depreciation and amortization	28,822	12,543	224	41,589
Total expenses	315,057	303,037	2,367	620,461
Income from operations	$123,971	$51,269	$412	$175,652

	Pawn Lending (1)	Cash Advance (2)	Check Cashing	Consolidated

Year Ended December 31, 2008
Revenue
Finance and service charges	$184,995	$-	$-	$184,995
Proceeds from disposition of merchandise	464,868	787	-	465,655
Cash advance fees	34,840	329,763	-	364,603
Check cashing fees, royalties and other	3,743	8,410	3,388	15,541
Total revenue	688,446	338,960	3,388	1,030,794
Cost of revenue – disposed merchandise	294,825	535	-	295,360
Net revenue	393,621	338,425	3,388	735,434
Expenses
Operations	215,122	114,334	1,288	330,744
Cash advance loss provision	9,903	130,820	-	140,723
Administration	40,134	34,358	1,118	75,610
Depreciation and amortization	23,679	15,733	239	39,651
Total expenses	288,838	295,245	2,645	586,728
Income from operations	$104,783	$43,180	$743	$148,706
CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES INCOME FROM OPERATIONS BY OPERATING SEGMENT THREE MONTHS AND YEAR ENDED DECEMBER 31, 2009 AND 2008 (in thousands)

(1) The Pawn Lending segment is composed of the Company’s domestic pawn lending operations and Prenda Fácil.  The following table summarizes the results from each channel’s contributions to the Pawn Lending segment for the three months and year ended December 31, 2009 and 2008.  The average exchange rate of MXN (Mexican pesos) to USD for the three months and year ended December 31, 2009 is 12.961 and 13.493, respectively.  The exchange rate from December 16, 2008 to December 31, 2008, was 13.351.

	Domestic	Foreign	Total Pawn Lending

Three months ended December 31, 2009
Revenue
Finance and service charges	$54,266	$9,412	$63,678
Proceeds from disposition of merchandise	142,241	-	142,241
Cash advance fees	8,279	-	8,279
Check cashing fees, royalties and other	812	80	892
Total revenue	205,598	9,492	215,090
Cost of revenue – disposed merchandise	91,139	-	91,139
Net revenue	114,459	9,492	123,951
Expenses
Operations	59,013	3,975	62,988
Cash advance loss provision	2,041	-	2,041
Administration	8,097	1,945	10,042
Depreciation and amortization	6,433	1,134	7,567
Total expenses	75,584	7,054	82,638
Income from operations	$38,875	$2,438	$41,313

	Domestic	Foreign	Total Pawn Lending

Three months ended December 31, 2008
Revenue
Finance and service charges	$49,884	$1,323	$51,207
Proceeds from disposition of merchandise	134,679	-	134,679
Cash advance fees	8,326	-	8,326
Check cashing fees, royalties and other	767	7	774
Total revenue	193,656	1,330	194,986
Cost of revenue – disposed merchandise	88,535	-	88,535
Net revenue	105,121	1,330	106,451
Expenses
Operations	55,289	425	55,714
Cash advance loss provision	2,236	-	2,236
Administration	12,713	340	13,053
Depreciation and amortization	6,098	56	6,154
Total expenses	76,336	821	77,157
Income from operations	$28,785	$509	$29,294

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES INCOME FROM OPERATIONS BY OPERATING SEGMENT THREE MONTHS AND YEAR ENDED DECEMBER 31, 2009 AND 2008 (in thousands)

	Domestic	Foreign	Total Pawn Lending

Year Ended December 31, 2009
Revenue
Finance and service charges	$200,159	$30,274	$230,433
Proceeds from disposition of merchandise	488,402	-	488,402
Cash advance fees	31,420	-	31,420
Check cashing fees, royalties and other	3,562	409	3,971
Total revenue	723,543	30,683	754,226
Cost of revenue – disposed merchandise	315,198	-	315,198
Net revenue	408,345	30,683	439,028
Expenses
Operations	223,761	12,644	236,405
Cash advance loss provision	7,109	-	7,109
Administration	35,843	6,878	42,721
Depreciation and amortization	24,991	3,831	28,822
Total expenses	291,704	23,353	315,057
Income from operations	$116,641	$7,330	$123,971

	Domestic	Foreign	Total Pawn Lending

Year Ended December 31, 2008
Revenue
Finance and service charges	$183,672	$1,323	$184,995
Proceeds from disposition of merchandise	464,868	-	464,868
Cash advance fees	34,840	-	34,840
Check cashing fees, royalties and other	3,736	7	3,743
Total revenue	687,116	1,330	688,446
Cost of revenue – disposed merchandise	294,825	-	294,825
Net revenue	392,291	1,330	393,621
Expenses
Operations	214,697	425	215,122
Cash advance loss provision	9,903	-	9,903
Administration	39,794	340	40,134
Depreciation and amortization	23,623	56	23,679
Total expenses	288,017	821	288,838
Income from operations	$104,274	$509	$104,783

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES INCOME FROM OPERATIONS BY OPERATING SEGMENT THREE MONTHS AND YEAR ENDED DECEMBER 31, 2009 AND 2008 (in thousands)

(2) The Cash Advance segment is composed of three distribution channels - a multi-unit “storefront” platform, an online, internet based lending platform, and a card services business.  The following table summarizes the results from each channel’s contributions to the Cash Advance segment for the three months and year ended December 31, 2009 and 2008.

Three months ended December 31, 2009	Storefront	Internet Lending	Card Services	Total Cash Advance
Revenue
Finance and service charges	$341	$-	$-	$341
Proceeds from disposition of merchandise	5,776	-	-	5,776
Cash advance fees	24,057	70,907	5,494	100,458
Check cashing fees, royalties and other	1,212	219	3	1,434
Total revenue	31,386	71,126	5,497	108,009
Cost of revenue – disposed merchandise	3,560	-	-	3,560
Net revenue	27,826	71,126	5,497	104,449
Expenses
Operations	14,787	19,960	797	35,544
Cash advance loss provision	3,969	31,389	1,775	37,133
Administration	2,067	9,333	141	11,541
Depreciation and amortization	1,231	1,629	172	3,032
Total expenses	22,054	62,311	2,885	87,250
Income from operations	$5,772	$8,815	$2,612	$17,199

Three months ended December 31, 2008	Storefront	Internet Lending	Card Services	Total Cash Advance
Revenue
Proceeds from disposition of merchandise	$787	$-	$-	$787
Cash advance fees	23,315	57,029	1,323	81,667
Check cashing fees, royalties and other	1,592	(54)	1	1,539
Total revenue	25,694	56,975	1,324	83,993
Cost of revenue – disposed merchandise	535	-	-	535
Net revenue	25,159	56,975	1,324	83,458

Expenses
Operations	18,254	11,929	1,002	31,185
Cash advance loss provision	6,229	28,788	653	35,670
Administration	1,952	6,170	252	8,374
Depreciation and amortization	3,811	1,500	173	5,484
Total expenses	30,246	48,387	2,080	80,713
Income (loss) from operations	$(5,087)	$8,588	$(756)	$2,745

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES INCOME FROM OPERATIONS BY OPERATING SEGMENT THREE MONTHS AND YEAR ENDED DECEMBER 31, 2009 AND 2008 (in thousands)

Year Ended December 31, 2009	Storefront	Internet Lending	Card Services	Total Cash Advance
Revenue
Finance and service charges	$745	$-	$-	$745
Proceeds from disposition of merchandise	14,334	-	-	14,334
Cash advance fees	86,577	241,268	12,591	340,436
Check cashing fees, royalties and other	6,752	1,109	9	7,870
Total revenue	108,408	242,377	12,600	363,385
Cost of revenue – disposed merchandise	9,079	-	-	9,079
Net revenue	99,329	242,377	12,600	354,306
Expenses
Operations	58,961	60,251	3,329	122,541
Cash advance loss provision	14,533	104,454	4,720	123,707
Administration	9,042	34,629	575	44,246
Depreciation and amortization	5,246	6,718	579	12,543
Total expenses	87,782	206,052	9,203	303,037
Income from operations	$11,547	$36,325	$3,397	$51,269

Year Ended December 31, 2008	Storefront	Internet Lending	Card Services	Total Cash Advance
Revenue
Proceeds from disposition of merchandise	$787	$-	$-	$787
Cash advance fees	106,294	221,319	2,150	329,763
Check cashing fees, royalties and other	8,402	5	3	8,410
Total revenue	115,483	221,324	2,153	338,960
Cost of revenue – disposed merchandise	535	-	-	535
Net revenue	114,948	221,324	2,153	338,425

Expenses
Operations	69,887	42,619	1,828	114,334
Cash advance loss provision	23,650	106,189	981	130,820
Administration	9,944	24,062	352	34,358
Depreciation and amortization	10,499	5,061	173	15,733
Total expenses	113,980	177,931	3,334	295,245
Income (loss) from operations	$968	$43,393	$(1,181)	$43,180

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES INVENTORY AND GROSS PROFIT OPERATING DATA THREE MONTHS AND YEAR ENDED DECEMBER 31, 2009 AND 2008 (in thousands)

The table below summarizes the age of merchandise held for disposition before valuation allowance of $0.7 million at December 31, 2009 and 2008 (dollars in thousands).

	2009		2008
	Amount	%	Amount	%

Merchandise held for 1 year or less –
Jewelry	$70,834	61.9%	$72,780	66.1%
Other merchandise	35,328	30.8	28,979	26.3

Total merchandise held for 1 year or less	106,162	92.7	101,759	92.4
Merchandise held for more than 1 year –
Jewelry	4,938	4.3	5,306	4.8
Other merchandise	3,424	3.0	3,128	2.8

Total merchandise held for more than 1 year	8,362	7.3	8,434	7.6

Total merchandise held for disposition	$114,524	100.0%	$110,193	100.0%

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES MERCHANDISE DISPOSITION OPERATING DATA YEAR ENDED DECEMBER 31, 2009 AND 2008 (in thousands)

The following tables summarize the proceeds from the disposition of merchandise and the related profit for the three months and year ended December 31, 2009 and 2008:

	Three months ended December 31,
	2009			2008
	Merchan-	Refined		Merchan-	Refined
	dise	Gold	Total	dise	Gold	Total
Proceeds from disposition	$80,625	$67,392	$148,017	$80,282	$55,184	$135,466
Profit on disposition	$31,408	$21,910	$53,318	$32,745	$13,651	$46,396
Profit margin	39.0%	32.5%	36.0%	40.8%	24.7%	34.2%
Percentage of total profit	58.9%	41.1%	100.0%	70.6%	29.4%	100.0%

	Year Ended December 31,
	2009			2008
	Merchan-	Refined		Merchan-	Refined
	dise	Gold	Total	dise	Gold	Total
Proceeds from disposition	$283,208	$219,528	$502,736	$286,952	$178,703	$465,655
Profit on disposition	$112,417	$66,042	$178,459	$117,673	$52,622	$170,295
Profit margin	39.7%	30.1%	35.5%	41.0%	29.4%	36.6%
Percentage of total profit	63.0%	37.0%	100.0%	69.1%	30.9%	100.0%

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES CASH EARNINGS PER SHARE YEAR ENDED DECEMBER 31, 2009 AND 2008 (in thousands, except per share data)

   The Company provides adjusted cash earnings and adjusted cash earnings per share, which are non-GAAP measures, to provide investors with an indication of the Company’s ability to generate cash earnings through ongoing operations.  Adjusted cash earnings and adjusted cash earnings per share show the impact of equity-based compensation, amortization of intangibles and amortization of discount and issuance costs on convertible debt, net of taxes, all of which are non-cash items.  The Company does consider the dilutive impact to its shareholders when awarding equity-based compensation and values such awards accordingly.  The use of adjusted cash earnings has limitations since it does not include all expenses related to the Company’s employees.  Specifically, if the Company did not pay out a portion of its compensation in the form of equity-based compensation, the Company’s cash salary expense would be higher, and adjusted cash earnings would be lower.  Equity-based compensation programs are an important element of the Company’s compensation structure, and all forms of equity-based awards are valued and included, as appropriate, in results of operations.  The following table provides a reconciliation between net income attributable to Cash America International, Inc. and diluted earnings per share calculated in accordance with GAAP to adjusted cash earnings and adjusted cash earnings per share, respectively:

	Three Months Ended				Year Ended
	December 31,				December 31,
	2009		2008		2009		2008
	$	Per Share	$	Per Share	$	Per Share	$	Per Share

Net income attributable to Cash America International, Inc.	$33,683	$1.09	$16,267	$0.54	$96,678	$3.17	$81,140	$2.70

Adjustments:
Intangible asset amortization, net of tax	850	0.03	661	0.02	3,805	0.12	2,590	0.09
Non-cash equity-based compensation, net of tax	551	0.02	179	0.01	2,032	0.07	2,026	0.07
Convertible debt non-cash interest and amortization of issuance costs, net of tax	514	0.02	-	-	1,238	0.04	-	-
Foreign exchange (gain) loss, net of tax	89	-	60	-	100	-	108	-
Adjusted cash earnings	$35,687	$1.16	$17,167	$0.57	$103,853	$3.40	$85,864	$2.86

NON-GAAP DISCLOSURE

In addition to the financial information prepared in conformity with GAAP, the Company provides historical non-GAAP financial information. Management uses the non-GAAP financial measures for internal managerial purposes and believes that presentation of non-GAAP financial information is meaningful and useful in understanding the activities and business metrics of the Company’s operations. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s business that, when viewed with the Company’s GAAP results, provide a more complete understanding of factors and trends affecting the Company’s business.

Management provides non-GAAP financial information for informational purposes and to enhance understanding of the Company’s GAAP consolidated financial statements. Readers should consider the information in addition to, but not instead of, the Company’s financial statements prepared in accordance with GAAP. This non-GAAP financial information may be determined or calculated differently by other companies, limiting the usefulness of those measures for comparative purposes.

CONTACT:
Cash America International, Inc.
Thomas A. Bessant, Jr., 817-335-1100